Exhibit 99.3

           (Text of graph posted to Ashland Inc.'s website concerning
                      Ashland Distribution's gross profit)


                    Gross Profit % - 3 Month Rolling Average


             2000        2001        2002         2003        2004       2005
            ------      ------      ------       ------      ------     ------
January       8.9         8.9         9.5         10.1         9.6        9.9
February      9.0         9.2         9.3          9.8         9.7        9.7
March         9.3         9.6         9.7          9.6         9.7        9.8
April         9.6         9.4         9.8          9.6         9.7        9.8
May           9.9         9.3        10.0          9.9         9.8       10.0
June          9.6         8.9        10.1         10.0         9.8       10.0
July          9.5         8.6        10.3         10.3         9.7       10.1
August        9.3         8.1        10.1         10.2         9.4        9.7
September     9.1         8.3         9.2         10.1         9.5        9.3
October       9.0         9.2         8.9          9.8         9.3        9.1
November      8.9        10.0         9.2          9.5         9.6        9.9
December      8.8         9.8        10.1          9.6         9.6       10.2



                    Gross Profit % - 12 Month Rolling Average

             2000         2001        2002         2003        2004      2005
            ------       ------      ------       ------      ------    ------

January       8.6          9.3         9.2          9.8         9.8       9.6
February      8.7          9.3         9.1          9.8         9.8       9.6
March         8.9          9.3         9.2          9.7         9.9       9.7
April         9.0          9.2         9.3          9.7         9.8       9.7
May           9.1          9.2         9.3          9.8         9.8       9.7
June          9.2          9.1         9.5          9.7         9.8       9.7
July          9.2          9.0         9.7          9.7         9.7       9.8
August        9.2          8.9         9.9          9.8         9.6       9.8
September     9.1          8.9         9.7          9.9         9.6       9.7
October       9.3          9.1         9.6          9.9         9.6       9.7
November      9.3          9.1         9.7          9.9         9.6       9.8
December      9.2          9.1         9.8          9.8         9.6       9.8